                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 15, 2005
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               Long Beach Acceptance Auto Receivables Trust 2004-C
               ---------------------------------------------------

-------------------------------- ------------------------- ---------------------
            Delaware                   333-108506-04           33-0660404
-------------------------------- ------------------------- ---------------------

(State of Other Jurisdiction of   (Commission file Number)  (I.R.S. Employer
         Incorporation)                                     Identification No.)
-------------------------------- ------------------------- ---------------------
       One Mack Centre Drive                                     07652
        Paramus, New Jersey                                    (Zip Code)
  (Address of Principal Executive
              Offices)
-------------------------------- ------------------------- ---------------------

Registrant's telephone number, including area code (201) 262-5222

                                    No Change
--------------------------------------------------------------------------------
          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM: 8.01. OTHER EVENTS

         Information relating to distributions to Noteholders for the February
         2005 Collection Period of the Registrant in respect of the Class A-1
         Asset Back Notes, the Class A-2 Asset Backed Notes, the Class A-3 Asset
         Backed Notes and the Class A-4 Asset Backed Notes (collectively, the
         "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Certificates are provided to
         Noteholders pursuant to the Sale and Servicing Agreement dated as of
         December 1, 2004 between Long Beach Acceptance Auto Receivables Trust
         2004-C, as Issuer, Long Beach Acceptance Receivables Corp. as
         Transferor, Long Beach Acceptance Corp., as Originator, Servicer and
         Custodian and JPMorgan Chase Bank National Association, as Back-up
         Servicer and Trust Collateral Agent

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) Exhibits

         Exhibit No. 99.1   Servicer's Certificate for the February 2005
                            Collection Period for the March 15, 2005
                            Distribution Date.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
---------------------------------------
         Michael J. Pankey
         Executive Vice President and
         Chief Financial Officer

Dated: March 15, 2005

Exhibit No: 99-1

See attached excel file

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

COLLECTION PERIOD:                        FEBRUARY 1-28, 2005             PAYMENT DATE:    MAR 15 2005
DETERMINATION DATE:                       MAR 09 2005                    REPORT BRANCH:   2043
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                                                                                                                       OVERCOLLAT-
INITIAL DEAL                                 TOTAL         CLASS A-1      CLASS A-2       CLASS A-3      CLASS A-4     ERALIZATION
-----------------------------------------------------------------------------------------------------------------------------------

Class Percentages                                100.00%          17.82%          29.98          20.93%         30.27%         1.00%
Initial Pool Balance                     230,227,265.77   41,026,498.73   69,028,712.15  48,189,855.65  69,679,926.42  2,302,272.82
Prefunding                               123,308,088.00   21,973,501.27   36,971,287.85  25,810,144.35  37,320,073.58  1,233,080.95
Total Balance                            353,535,353.77   63,000,000.00  106,000,000.00  74,000,000.00 107,000,000.00  3,535,353.77
Note Balance Total                       350,000,000.00   63,000,000.00  106,000,000.00  74,000,000.00 107,000,000.00
Number of Contracts                              12,884
Class Pass Through Rates                                          2.390%          3.040          3.402%         3.777%
Servicing Fee Rate                              1.75000%
Indenture Trustee Fee                           0.00300%
Custodian Fee                                   0.02000%
Backup Servicer Fee                             0.02000%
Insurance Premium Fee                           0.25000%
Class C Certificate Rate                        6.00000%

Initial Weighted Average APR                     10.741%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                      0.000%
Initial Weighted Average Adjusted APR
      (net of Monthly Dealer
      Participation) of Remaining
      Portfolio                                  10.741%
Initial Weighted Average Remaining Term           64.48
Initial Weighted Average Original Term            68.11
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CURRENT MONTH CERTIFICATE                                                                                              OVERCOLLAT-
     BALANCES                                TOTAL         CLASS A-1      CLASS A-2       CLASS A-3       CLASS A-4    ERALIZATION
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Prior Month Pool Balance                 215,867,225.06   26,666,458.01   69,028,712.15  48,189,855.65  69,679,926.42  2,302,272.82
Prefunding Pool Balance                  123,308,088.00   21,973,501.27   36,971,287.85  25,810,144.35  37,320,073.58  1,233,080.95
Total Pool Balance                       339,175,313.06   48,639,959.28  106,000,000.00  74,000,000.00 107,000,000.00  3,535,353.77
Total Note Balance                       334,026,594.51   47,026,594.51  106,000,000.00  74,000,000.00 107,000,000.00

EOP:
Number of Current Month Closed Contracts            234
Number of Reopened Loans                           0.00
Number of Contracts - EOP                        12,170
Pool Balance  -  EOP                     209,511,973.38   20,311,206.33   69,028,712.15  48,189,855.65  69,679,926.42  2,302,272.82
Prefunding Pool Balance                  123,308,088.00   21,973,501.27   36,971,287.85  25,810,144.35  37,320,073.58  1,233,080.95
Total Pool Balance  -  EOP               332,820,061.38   42,284,707.60  106,000,000.00  74,000,000.00 107,000,000.00  3,535,353.77
Total Note Balance - EOP                 326,994,730.51   39,994,730.51  106,000,000.00  74,000,000.00 107,000,000.00

Class Collateral Pool Factors                0.93427066      0.63483699      1.00000000     1.00000000     1.00000000

Weighted Average APR of Remaining
      Portfolio                                10.70453%
Weighted Average Monthly Dealer
      Participation Fee Rate                    0.00000%
Weighted Average Adjusted APR (net of
      Monthly Dealer Participation)
      of Remaining Portfoli                    10.70453%
Weighted Average Remaining Term                   62.21
Weighted Average Original Term                    68.22

                                                                     Page 1 OF 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C
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TOTAL DISTRIBUTION AMOUNT                                                                                 CONTRACTS
----------------------------------------------------------------------------------------------------------------------

     Monthly Payments:       Principal                                                 3,236,584.79
                             Interest                                                  1,742,573.94
     Early Payoffs:          Principal Collected                                       3,022,272.29
                             Early Payoff Excess Servicing Compensation                      123.72
                             Early Payoff Principal Net of Rule of 78s Adj.            3,022,148.57             224
                             Interest                                                     31,564.21
     Liquidated Receivable:  Principal Collected                                           3,572.98
                             Liquidated Receivable Excess Servicing Compensation               0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj.       3,572.98               7
                             Interest                                                       (100.98)
     Purchase Amount:        Principal                                                    71,220.24               3
                             Interest                                                      3,558.09
                                          Total Principal                              6,333,526.58
                                          Total Interest                               1,777,595.26
                                          Total Principal and Interest                 8,111,121.84
     Recoveries                                                                            1,561.89
     Excess Servicing Compensation                                                           123.72
     Late Fees & Miscellaneous Fees                                                       37,560.37
     Collection Account Customer Cash                                                  8,150,367.82
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                 12,666.55
     Prefunding Account Investment Income                                                233,239.51
     Mandatory Special Redemption                                                              0.00
     Available Funds                                                                   8,396,273.88

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                                                                                       DISTRIBUTION        SHORTFALL/DRAW
 DISTRIBUTION                                                                              AMOUNT          DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       8,396,273.88
Monthly Dealer Participation Fee                                       0.00            8,396,273.88            0.00
Prior Unpaid Dealer Participation Fee                                  0.00            8,396,273.88

Servicing Fees:              Current Month Servicing Fee         314,806.37
                             Prior Period Unpaid Servicing Fee         0.00
                             Late Fees & Miscellaneous Fees       37,560.37
                             Excess Servicing Compensation           123.72
                                          Total Servicing Fees:  352,490.46            8,043,783.42            0.00
Indenture Trustee Fee                                                835.07            8,042,948.35            0.00
Custodian Fee                                                      3,597.79            8,039,350.56            0.00
Backup Servicer Fee                                                3,597.79            8,035,752.77            0.00
Prior Unpaid Indenture Trustee Fee                                     0.00            8,035,752.77            0.00
Prior Unpaid Custodian Fee                                             0.00            8,035,752.77            0.00
Prior Unpaid Backup Servicer Fee                                       0.00            8,035,752.77            0.00

                                                                     Page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

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                                                                             DISTRIBUTION         SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                          AMOUNT           DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------

Class A-1 Note Interest:     Current Month                      87,417.21     7,948,335.56            0.00
                             Prior Carryover Shortfall               0.00     7,948,335.56
Class A-2 Note Interest:     Current Month                     268,533.33     7,679,802.23            0.00
                             Prior Carryover Shortfall               0.00     7,679,802.23
Class A-3 Note Interest:     Current Month                     209,790.00     7,470,012.23            0.00
                             Prior Carryover Shortfall               0.00     7,470,012.23
Class A-4 Note Interest:     Current Month                     336,782.50     7,133,229.73            0.00
                             Prior Carryover Shortfall               0.00     7,133,229.73
Principal Payment Amount:    Current Month                   1,206,533.13     5,926,696.60            0.00
                             Prior Carryover Shortfall               0.00     5,926,696.60
Certificate Insurer:         Reimbursement Obligations               0.00     5,926,696.60            0.00
                             Premium                            68,124.15     5,858,572.45            0.00
Class C Interest Payment Amount                                 39,772.73     5,818,799.72            0.00
                             Current Month                           0.00     5,818,799.72            0.00
                             Prior Carryover Shortfall               0.00     5,818,799.72            0.00
Supplemental Enhancement Account          Reimbursement              0.00     5,818,799.72            0.00
Expenses:                    Trust Collateral Agent                  0.00     5,818,799.72            0.00
                             Indenture Trustee                       0.00     5,818,799.72            0.00
                             Backup Servicer                         0.00     5,818,799.72            0.00
                             Custodian                       5,818,799.72             0.00
Distribution to (from) the Spread Account                            0.00             0.00
Distribution (from) the Supplemental Enhancement Account             0.00             0.00

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LIQUIDATED RECEIVABLES
-------------------------------------------------------------------------------------------------------------------------

                                                                                               Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                     Balance             Units

     BOP Liquidated Receivable Principal Balance    25,298.08        BOP Cram Down loss Balance       0.00          0.00
     Current Month Cram Down Loss                        0.00        Current Month Cram Down Loss     0.00          0.00
     Liquidation Principal Proceeds                  3,572.98
     Principal Loss                                 21,725.10
     Prior Month Cumulative Principal Loss LTD           0.00
     Cumulative Principal Loss LTD                  21,725.10        Cumulative Cram Down Loss        0.00          0.00

-------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
-------------------------------------------------------------------------------------------------------------------------

                                                                  % OF TOTAL POOL
DELINQUENCY STATUS:          # OF CONTRACTS        AMOUNT              BALANCE

     Current                       10,079     178,693,077.78          85.29%
     1-29 Days                      1,987      29,869,838.01          14.26%
     30-59 Days                        71         592,193.63           0.28%
     60-89 Days                        21         245,351.44           0.12%
     90-119 Days                       11         104,127.90           0.05%
     120 Days or More                   1           7,384.62           0.00%
                       Total       12,170     209,511,973.38         100.00%

                                                                     Page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

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STATISTICAL INFORMATION CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                              Trigger         Trigger     Event of Default    Event of
                             Current Month   Threshold         Event         Threshold         Default

Average Delinquency Ratio        0.35762%      5.25%            NO             7.25%             NO
Cumulative Default Rate             0.09%      1.79%            NO             2.08%             NO
Cumulative Loss Rate                0.01%      0.90%            NO             1.15%             NO

-----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------

REPOSSESSION STATISTICS:
                                CERTIFICATE INVENTORY                                              RECOVERY INVENTORY
                                # OF CONTRACTS         AMOUNT *                                      # OF CONTRACTS       AMOUNT *

Prior Month Inventory                   1              5,465.52               Prior Month Inventory                0          0.00
Repurchased                             0                  0.00        Repurchased                                 0          0.00
Adjusted Prior Month Inventory          1              5,465.52      Adjusted Prior Month Inventory                0          0.00
Current Month Repos                     5            104,311.81                 Current Month Repos                3     16,096.90
Repos Actually Liquidated               1              5,465.52        Repos from Trust Liquidation                0          0.00
Repos Liquidated at 60+ or 150+         0                  0.00           Repos Actually Liquidated                1      5,465.52
Dealer Payoff                           0                  0.00      Dealer Payoff                                 0          0.00
Redeemed / Cured                        0                  0.00                    Redeemed / Cured                0          0.00
Purchased Repos                         0                  0.00                     Purchased Repos                0          0.00
Current Month Inventory                 5            104,311.81             Current Month Inventory                2     10,631.38

                             * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                              # OF CONTRACTS            AMOUNT
Current Month Balance                   7            25,298.08
Cumulative Balance                      7            25,298.08
Current Month Proceeds                                3,472.00
Cumulative Proceeds                                   3,472.00
Current Month Recoveries                              1,561.89
Cumulative Recoveries                                 1,561.89

                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR                        CUMULATIVE RRECEIVABLES
                                          SALE AND BY ELECTION:                                   LIQUIDATED AT 150+ AND 60+:
                                                     Balance           Units                           Balance         Units
Prior Month                                            0.00               0                             0.00             0
Current Trust Liquidation Balance                      0.00               0                             0.00             0
Current Monthly Principal Payments                     0.00
Cram Down Loss                                         0.00
Reopened Loan Due to NSF                               0.00               0
Current Repurchases                                    0.00               0
Current Recovery Sale Proceeds                         0.00               0
Deficiency Balance of Sold Vehicles                    0.00
EOP                                                    0.00               0                             0.00             0

                                                                     Page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

-------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
-------------------------------------------------------------------------------------------------------------------------

     SPREAD ACCOUNT RECONCILIATION
                                                                                REQUISITE AMOUNT:   3,453,408.99
Initial Deposit                                                  3,453,408.99
BOP Balance                                                      3,453,408.99
Subsequent Transfer Required Deposit                                     0.00
Remaining Distribution Amount                                    5,818,799.72
Investment Income                                                    6,531.15
Current Month Draw                                                       0.00
EOP Balance Prior to Distribution                                9,278,739.86

Spread Account Release Amount                                    5,825,330.87

EOP Balance                                                      3,453,408.99

Class A Principal Payment Amount                                 5,825,330.87
Class C Supplemental Interest and Carryover Shortfall                    0.00
Class R Certificateholder Distribution                                   0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                    7,954,545.45
BOP Balance                                                      7,954,545.45
Supplemental Enhancement Account Deposit                                 0.00
Current Month Draw                                                       0.00
Supplemental Enhancement Account Investment Earnings                15,052.27
Supplemental Enhancement Account Investment Earnings Amount
     to Class C Certificateholder                                  (15,052.27)
Class C Supplemental Enhancement Amount Before Release           7,954,545.45

Supplemental Enhancement Account Release Amount                          0.00

EOP Balance                                                      7,954,545.45

OVERCOLLATERALIZATION AMOUNT                                     5,825,330.87

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                          17,233,285.31              8.23%

REQUIRED TOTAL ENHANCEMENT AMOUNT                               20,951,197.34             10.00%

PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                           123,308,088.00
     BOP Balance                                               123,308,088.00
     Subsequent Transfer                                                 0.00
     Investment Income Earned                                      233,239.51
     Investment Income Deposited to Note Account                  (233,239.51)
     Mandatory Special Redemption                                        0.00
     Remaining Prefunding Balance                                                 123,308,088.00
     Undistributed Investment Income                                                        0.00
     EOP Balance Before Release to Servicer                                       123,308,088.00
     Prefunding Account Balance Released to Servicer                     0.00
     EOP Balance                                               123,308,088.00

                                                                     Page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

     -------------------------------------------------------------------------------------------------------------
        CUMULATIVE LOSS:                                       CUMULATIVE GROSS DEFAULT:
     -------------------------------------------------------------------------------------------------------------

           UP TO MONTH       TRIGGER EVENT   EVENT OF DEFAULT  UP TO MONTH      TRIGGER EVENT   EVENT OF DEFAULT
                3                 0.90%            1.15%             3              1.79%            2.08%
                6                 1.79%            2.10%             6              3.58%            3.81%
                9                 2.24%            2.67%             9              4.26%            4.85%
               12                 3.58%            3.81%            12              6.72%            6.92%
               15                 4.07%            4.33%            15              7.74%            7.87%
               18                 4.89%            5.19%            18              9.78%            9.44%
               21                 5.33%            6.06%            21             10.26%           11.02%
               24                 5.91%            6.58%            24             10.74%           11.96%
               27                 6.29%            7.10%            27             11.43%           12.91%
               30                 6.86%            7.61%            30             12.47%           13.84%
               33                 7.24%            8.14%            33             13.16%           14.79%
               36                 7.62%            8.48%            36             13.85%           15.42%
               39                 7.81%            8.65%            39             14.20%           15.73%
               42                 8.00%            9.00%            42             14.54%           16.36%
               45                 8.00%            9.00%            45             14.54%           16.36%
               48                 8.00%            9.00%            48             14.54%           16.36%
               51                 8.00%            9.00%            51             14.54%           16.36%
               54                 8.00%            9.00%            54             14.54%           16.36%
               57                 8.00%            9.00%            57             14.54%           16.36%
               60                 8.00%            9.00%            60             14.54%           16.36%
               63                 8.00%            9.00%            63             14.54%           16.36%
               66                 8.00%            9.00%            66             14.54%           16.36%
               69                 8.00%            9.00%            69             14.54%           16.36%
               72                 8.00%            9.00%            72             14.54%           16.36%
     -------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------
     AVERAGE DELINQUENCY RATIO:
     ----------------------------------------------------------
           UP TO MONTH       TRIGGER EVENT  EVENT OF DEFAULT
               12               5.25%          7.25%
               24               6.25%          8.25%
               72               7.25%          9.25%
     ----------------------------------------------------------

                                                                     Page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of February 28, 2005 and were performed in conformity with the Sale and Servicing Agreement dated December 1,
 2004.

/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 7 of 7